UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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REAVES UTILITY INCOME FUND
(Name of Registrant as Specified In Its Charter)

ALPS Fund Services, Inc. Attn: JoEllen L. Legg 1290 Broadway, Suite 1100 Denver, CO 80203 303.623.2577
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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REAVES UTILITY INCOME FUND

1290 Broadway, Suite 1100

Denver, CO  80203

(800) 644-5571

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON APRIL 26, 2010

To the Shareholders of Reaves Utility Income Fund:

Notice is hereby given that the Annual Meeting of Shareholders (the “Meeting”) of the Reaves Utility Income Fund (the “Fund”) will be held at the offices of the Fund, 1290 Broadway, Suite 1100, Denver, Colorado 80203, on April 26, 2010 at 10:00 a.m. (Mountain time), for the following purposes:

1.  Shareholders of the Fund are being asked to elect two (2) Trustees of the Fund, one (1) Trustee to be elected by the holders of the Fund’s Common Shares (“Common Shares”) and holders of the Fund’s Auction Market Preferred Shares (“Preferred Shares”), voting as a single class, and one (1) Trustee to be elected by only the holders of the Fund’s Preferred Shares voting separately (PROPOSAL 1); and

2.  To consider and vote upon such other matters, including adjournments, as may properly come before the Meeting or any adjournments thereof.

These items are discussed in greater detail in the attached Proxy Statement.

The close of business on March 1, 2010 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and any adjournments thereof.

YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND.  WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

By Order of the Board of Trustees

Jeremy O. May
President

March 12, 2010

REAVES UTILITY INCOME FUND

ANNUAL MEETING OF SHAREHOLDERS

APRIL 26, 2010

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of the Reaves Utility Income Fund (the “Fund”) for use at the Annual Meeting of Shareholders of the Fund to be held on April 26, 2010 at 10:00 a.m. (Mountain time) at the offices of the Fund, 1290 Broadway, Suite 1100, Denver, Colorado 80203, and at any adjournments thereof (the “Meeting”).

Internet Availability of Proxy Materials

As required by the Securities and Exchange Commission (“SEC”), the Fund is furnishing proxy materials to its shareholders on the Internet, rather than mailing paper copies to each shareholder.  The Notice of Internet Availability of Proxy Materials (“Notice”) tells you how to access and review the proxy materials and vote your shares via the Internet.  If you would like to receive a paper copy of the Fund’s proxy materials free of charge, please follow the instructions in the Notice.  The Notice of Annual Meeting of Shareholders or the Proxy Statement with the accompanying proxy card were mailed to shareholders on or about March 12, 2010.

Other Methods of Proxy Solicitation

In addition to the solicitation of proxies by Internet or mail, officers of the Fund and officers and regular employees of The Bank of New York Mellon (“BNY”) the Fund’s transfer agent, ALPS Fund Services, Inc. (“ALPS”) the Fund’s administrator, and affiliates of BNY, ALPS or other representatives of the Fund also may solicit proxies by telephone or in person. The expenses incurred in connection with preparing the Proxy Statement and its enclosures will be paid by ALPS.  ALPS will also reimburse brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of Fund shares.

THE  FUND’S  MOST  RECENT  ANNUAL  REPORT,  INCLUDING  AUDITED  FINANCIAL STATEMENTS  FOR THE FISCAL  YEAR  ENDED  OCTOBER 31, 2009, IS  AVAILABLE  UPON REQUEST, WITHOUT CHARGE, BY WRITING TO THE FUND AT 1290 BROADWAY, SUITE 1100, DENVER, COLORADO 80203 OR BY CALLING THE FUND AT 800-644-5571 OR VIA THE INTERNET AT WWW.UTILITYINCOMEFUND.COM.

If the enclosed proxy card is properly executed and returned in time to be voted at the Meeting, the Shares (as defined below) represented thereby will be voted “FOR” the proposal listed in the accompanying Notice of Annual Meeting of Shareholders, unless instructions to the contrary are marked thereon, and in the discretion of the proxy holders as to the transaction of any other business that may properly come before the Meeting. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her Shares in person or by submitting a letter of revocation or a later-dated proxy to the Fund at the above address prior to the date of the Meeting.

If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve any of the proposed items are not received, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies.  A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to such adjournment if sufficient votes have been received for approval and it is otherwise appropriate.  Any such adjournment will require the affirmative vote of a majority of those Shares present at the Meeting in person or by proxy.  If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote “FOR” any proposal in favor of such adjournment and will vote those proxies required to be voted “AGAINST” any proposal against such adjournment.

The close of business on March 1, 2010 has been fixed as the “Record Date” for the determination of shareholders entitled to notice of and to vote at the Meeting and all adjournments thereof.

The Fund has two classes of capital stock: Common Shares and Auction Market Preferred Shares (“Preferred Shares”) (together with the Common Shares, the “Shares”). The holders of Shares are each entitled to one vote for each full Share and an appropriate fraction of a vote for each fractional Share held. As of the Record Date, there were 22,754,634 Common Shares and 9,600 Preferred Shares outstanding.

The following table shows the ownership of Common Shares and Preferred Shares by each of the Trustees, the Trustees and Officers of the Fund as a group and the persons or organizations known to the Fund to be beneficial owners of more than 5% of the Fund’s outstanding Common Shares or Preferred Shares.

Trustees

Name & Address(1)	Percentage of Shares Held	Total Shares Owned
Common Shares(2)
Mary K. Anstine	0.00%	None
Jeremy W. Deems	0.00%	None
Michael F. Holland	Less than 1%	1,000
Jeremy O. May	0.00%	None
Everett L. Morris	Less than 1%	10,000
Larry W. Papasan	Less than 1%	2,0000

All Trustees and Executive Officers as a group	Less than 1%	13,000
Preferred Shares(2)
Mary K. Anstine	0.00%	None
Jeremy W. Deems	0.00%	None
Michael F. Holland	0.00%	None
Jeremy O. May	0.00%	None
Everett L. Morris	0.00%	None
Larry W. Papasan	0.00%	None

All Trustees and Executive Officers as a group	0.00%	None

5% or Greater Shareholders

Common Shares(3)

Merrill Lynch(4) 101 Hudson Street, 9th Floor Jersey City, NJ 07302	31.25%	7,110,271
First Clearing LLC 2801 Market Street 9F Mail Code MO3540 St. Louis, MO 63103	13.63%	3,101,941
BNY Mellon 525 William Penn Way Suite 400 Pittsburgh, PA 15259	6.77%	1,539,765
Charles Schwab & Co., Inc. Attn: Proxy P.O. Box 64930 Phoenix, AZ 85082-4930	5.97%	1,357,639
First Trust Portfolios, L.P.(5) First Trust Advisors L.P. The Charger Corporation 120 East Liberty Drive, Suite 400 Wheaton, IL 60187	5.5%	1,252,955

National Financial Services LLC Attn: Lew Trezza P.O. Box 673004 Dallas, TX 75267-3004	5.30%	1,206,089

Preferred Shares

Bank of America Corporation(6) Merrill Lynch, Pierce, Fenner and Smith, Inc. Bank of America, N.A. Bank of America Corporate Center 100 North Tryon Street Charlotte, NC 28255	88.1%	8,470

(1) The address for each Trustee of the Fund is 1290 Broadway, Suite 1100, Denver, Colorado 80203.

(2) The following table shows Trustees’ and Executive Officers’ ownership of Shares as of December 31, 2009.

(3) The following table shows 5% or greater shareholders’ ownership of Shares as of March 1, 2010.

(4) Merrill Lynch, Pierce, Fenner & Smith, Inc. is an affiliate of Bank of America Corporation and Bank of America, N.A.

(5) The following information shows 5% or greater shareholder ownership of The Charger Corporation as of December 31, 2009, based upon information reported by these entities in their Schedule 13G filing filed with the SEC on February 8, 2010.

(6) The following table shows 5% or greater shareholders’ ownership of Preferred Shares as of December 31, 2010, based upon information reported by these entities in their Schedule 13G filing filed with the SEC on January 20, 2010.

In order that your Shares may be represented at the Meeting, you are requested to vote on the following matters:

PROPOSAL 1: TO ELECT TWO (2) TRUSTEES OF THE FUND

NOMINEES FOR THE BOARD OF TRUSTEES

The Board of Trustees is divided into three classes, each class having a term of three years. Each year the term of office of one class will expire. Jeremy W. Deems and Jeremy O. May have both been nominated by the Board of Trustees for a three-year term to expire at the Fund’s 2013 Annual Meeting of Shareholders or until their successors are duly elected and qualified.

Under the Fund’s Agreement and Declaration of Trust (“Declaration of Trust”), Statement of Preferences of Auction Market Preferred Shares (“Statement of Preferences”) and the Investment Company Act of 1940, as amended (the “1940 Act”), holders of the Fund’s outstanding Preferred Shares, voting as a separate class, are entitled to elect two Trustees, and holders of the Fund’s outstanding Common Shares and Preferred Shares, voting as a single class, are entitled to elect the remaining Trustees, subject to the provisions of the 1940 Act and the Fund’s Declaration of Trust, Statement of Preferences and By-Laws. The holders of the Fund’s outstanding Preferred Shares would be entitled to elect the minimum number of additional Trustees that would represent a majority of the Trustees if dividends on the Fund’s Preferred Shares are in arrears for two full years. No dividend arrearages exist at this time. Jeremy W. Deems is the nominee for election as Trustee at the Meeting to be elected solely by the holders of the Fund’s Preferred Shares.

Unless authority is withheld, it is the intention of the persons named in the proxy to vote the proxy “FOR” the election of the nominees named above. Each nominee has indicated that he has consented to serve as a Trustee if elected at the Meeting.  If a designated nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.

INFORMATION ABOUT TRUSTEES AND OFFICERS

Set forth in the table below are the existing Trustees and nominees for election to the Board of Trustees of the Fund and officers, including information relating to their respective  positions held with the Fund, a brief statement of their principal occupations during the past five years and other directorships, if any.

Name, Position(s), Address,(1) Age and Position(s) Held with the Fund	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years and	Other Directorships Held by Trustee
Non-Interested Trustees/Nominees
Mary K. Anstine Trustee Age: 69	Since 2004**

Ms. Anstine was President/Chief Executive Officer of HealthONE Alliance, Denver, Colorado, and former Executive Vice President of First Interstate Bank of Denver. Ms. Anstine is also Trustee/Director of AV Hunter Trust and Colorado Uplift Board. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE and Denver Area Council of the Boy Scouts of America, and a member of the American Bankers Association Trust Executive Committee.

Ms. Anstine is a Trustee of ALPS ETF Trust; ALPS Variable Insurance Trust; Financial Investors Trust; Financial Investors Variable Insurance Trust; and Westcore Trust.

Name, Position(s), Address,(1) Age and Position(s) Held with the Fund	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years and	Other Directorships Held by Trustee
Jeremy W. Deems+ Trustee Age: 33	Since 2008*

Mr. Deems is the Co-Founder, Chief Financial Officer and Chief Operating Officer of Green Alpha Advisors, LLC. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, an investment management company, ReFlow Management Co., LLC, a liquidity resourcing company, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company (from 2004 to June 2007). Prior to this, Mr. Deems served as Controller of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC and Sutton Place Management, LLC.

Mr. Deems is a Trustee of ALPS ETF Trust; ALPS Variable Insurance Trust; and Financial Investors Trust.
Michael F. Holland Trustee Age: 65	Since 2004**	Mr. Holland is Chairman of Holland & Company, an investment management company.	Mr. Holland is a Director of Holland Series Funds, Inc., and Trustee of State Street Master Funds; China Fund Inc.; Taiwan Fund Inc.; and Scottish Widows Emerging Market Fund.
Larry W. Papasan Trustee Age: 69	Since 2004***

Mr. Papasan is currently the Chairman of BioMimetics Therapeutics Inc., a medical services company, and is Director/Trustee of Mimedx Inc., AxioMed Spine, Bio Medical Tissue Technologies, Cagenix, Inc. and ExtraOrtho, each a medical services company, SSR Engineering, an electronics company, and Triumph Bank. Mr. Papasan is the former President of Smith and Nephew Orthopaedics (1991-2002) and the former President of Memphis, Light, Gas and Water Division (1984-1991).

Name, Position(s), Address,(1) Age and Position(s) Held with the Fund	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
Interested Trustees
Jeremy O. May(3) Chairman, Trustee and President Age: 39	Chairman & Trustee Since 2009* President Since 2010

Mr. May joined ALPS in 1995 and is currently President and Director of ALPS Fund Services, Inc. (“AFS”) and Director and Executive Vice President of ALPS Holdings Inc. (“AHI”), ALPS Advisors, Inc. (“AAI”), ALPS Distributors, Inc.(“ADI”) and FTAM Distributors, Inc. (“FDI”) Because of his positions with AFS, AHI, AAI, ADI and FDI. Mr. May is deemed an affiliate of the Fund as defined under the 1940 Act. Mr. May is the Treasurer of the Liberty All-Star Equity Fund, Liberty All-Star Growth Fund, Inc., Clough Global Allocation Fund, Clough Global Equity Fund, Clough Global Opportunities Fund, Financial Investors Trust and Financial Investors Variable Insurance Trust.

Mr. May is a Trustee of the ALPS Variable Insurance Trust and is on the Board of Directors and is Chairman of the Audit Committee of the University of Colorado.
Everett L. Morris (4) + Trustee Age: 81	Since 2004***	Mr. Morris is a former Vice President and Director of W.H. Reaves and Co., Inc. Because of his affiliation with W.H. Reaves & Co., Inc., Mr. Morris is considered an “interested” Trustee of the Fund.

Name, Position(s), Address,(1) Age and Position(s) Held with the Fund	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
Officers
Lauren E. Johnson Treasurer Age: 29	Treasurer Since 2010 Assistant Treasurer 2008 - 2010

Ms. Johnson joined AFS in September 2005 as a Fund Controller. Prior to joining AFS, Ms. Johnson worked for PricewaterhouseCoopers (2003-2005). Because of her position with AFS, Ms. Johnson is deemed an affiliate of the Fund as defined under the 1940 Act. Mr. Johnson is Assistant Treasurer for the Caldwell & Orkin Market Opportunity Fund. Ms. Johnson was formerly the Assistant Treasurer of the Clough Global Allocation Fund, Clough Global Equity Fund, and Clough Global Opportunities Fund.

None
Michael T. Akins Chief Compliance Officer Age: 33	Since 2006

Mr. Akins is Vice President and Deputy Chief Compliance Officer of AFS. Prior to joining AFS, Mr. Akins served as AVP and Compliance Officer for UMB Financial Corporation (2003-2006). Before joining UMB, Mr. Akins was an Account Manager at State Street Corporation (2000-2003). Because of his position with AFS, Mr. Akins is deemed an affiliate of the Fund as defined under the 1940 Act. Mr. Akins is currently the Chief Compliance Officer of Clough Global Allocation Fund, Clough Global Equity Fund, Clough Global Opportunities Fund and Financial Investors Trust.

None

Name, Position(s), Address,(1) Age and Position(s) Held with the Fund	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years and	Other Directorships Held by Trustee
J. Tison Cory Secretary Age: 41	Since 2008

Mr. Cory joined AFS in 2005 as a Senior Paralegal. Prior to joining AFS, Mr. Cory worked as a Paralegal at OppenheimerFunds, Inc. (2004-2005) and INVESCO Funds Group, Inc. (1999-2004). Mr. Cory is also currently an Adjunct Professor at Metropolitan State College of Denver (2000-present). Because of his position with AFS, Mr. Cory is deemed an affiliate of the Fund as defined under the 1940 Act.

None

(1)  Address: 1290 Broadway, Suite 1100, Denver, Colorado 80203, unless otherwise noted.

(2)  The Fund commenced operations on February 24, 2004.  The Fund’s Board of Trustees is divided into three classes, each class serves for a term of three years.  Each year the term of office of one class expires and the successors elected to such class serve for a term of three years.

*                                         Term expires at the Fund’s 2010 Annual Meeting of Shareholders.

**                                  Term expires at the Fund’s 2011 Annual Meeting of Shareholders.

***                           Term expires at the Fund’s 2012 Annual Meeting of Shareholders.

+                                         Trustees elected solely by holders of Preferred Shares.

(3)  Mr. May is considered to be an “interested person” (as defined in the 1940 Act) because of his affiliation with ALPS, which acts as the Fund’s sponsor.

(4)  Mr. Morris is considered to be an “interested person” (as defined in the 1940 Act) because of his affiliation with W.H. Reaves and Co., Inc., which acts as the Fund’s investment adviser.

BENEFICIAL OWNERSHIP OF SHARES HELD IN THE FUND AND THE FUND COMPLEX FOR EACH TRUSTEE AND NOMINEE FOR ELECTION AS TRUSTEE

Set forth in the table below is the dollar range of equity securities held in the Fund by each of the Fund’s Trustees. Since the Fund is not affiliated or associated with any “Fund Complex,” as defined under the 1940 Act, the aggregate dollar range of equity securities in the Fund Complex beneficially owned by each Trustee and nominee for election as Trustee is not applicable to the Fund.

Name of Trustee/Nominee	Dollar Range of Equity Securities Held in the Fund(1), (2)
Mary K. Anstine	None
Jeremy W. Deems	None
Michael F. Holland	$10,001 - $50,000
Jeremy O. May	None
Everett L. Morris	Over $100,000
Larry W. Papasan	$10,001 - $50,000

(1) This information has been furnished by each Trustee and nominee for election as Trustee as of December 31, 2009.  “Beneficial Ownership” is determined in accordance with Section 16a-1(a)(2) of the Securities Exchange Act of 1934, as amended (the “1934 Act”).

(2) Ownership amount constitutes less than 1% of the total shares outstanding.

Independent Trustee Transactions with Fund Affiliates

As of December 31, 2009, neither the Independent Trustees (as such term is defined by the NYSE Amex Equities listing standards) nor members of their immediate families owned securities, beneficially or of record, of W.H. Reaves & Co., Inc. (the “Adviser”), or an affiliate or person directly or indirectly controlling, controlled by, or under common control with the Adviser.  In addition, over the past five years, neither the Independent Trustees nor members of their immediate families have any direct or indirect interest, the value of which exceeds $120,000, in the Adviser or any of its affiliates.  Further, during each of the last two fiscal years, neither the Independent Trustees nor member of their immediate families have conducted any transactions (or series or transactions) or maintained any direct or indirect relationship in which the amount involved exceeds $120,000 and to which the Adviser or any of its affiliates was a party.

AUDIT COMMITTEE REPORT

The role of the Fund’s Audit Committee is to assist the Board of Trustees in its oversight of (i) the quality and integrity of Fund’s financial statements, reporting process and the independent registered public accounting firm (the “independent accountants”) and reviews thereof, (ii) the Fund’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers, (iii) the Fund’s compliance with legal and regulatory requirements and (iv) the independent accountants’ qualifications, independence and performance.  The Audit Committee is also required to prepare an audit committee report pursuant to the rules of the SEC for inclusion in the Fund’s annual proxy statement.  The Audit Committee operates pursuant to the Audit Committee Charter (the “Charter”) that was most recently reviewed and approved by the Board of Trustees on September 8, 2009. The Charter is attached herein as Appendix A to the Fund’s Proxy Statement.  As set forth in the Charter, management is responsible for maintaining appropriate systems for accounting and internal control, and the Fund’s independent accountants are responsible for planning and carrying out proper audits and reviews. The independent accountants are ultimately accountable to the Board of Trustees and to the Audit Committee, as representatives of shareholders.  The independent accountants for the Fund report directly to the Audit Committee.

In performing its oversight function, at a meeting held on December 8, 2009, the Audit Committee reviewed and discussed with management of the Fund and the independent accountants, Deloitte & Touche LLP (“Deloitte”), the audited financial statements of the Fund as of and for the fiscal year ended October 31, 2009, and discussed the audit of such financial statements with the independent accountants.

In addition, the Audit Committee discussed with the independent accountants the accounting principles applied by the Fund and such other matters brought to the attention of the Audit Committee by the independent accountants required by Statement of Auditing Standards No. 114, The Auditor’s Communication With Those Charged With Governance, as currently modified or supplemented and No. 61, as amended (AICPA, Professional Standards, Vol. 1 AU section 380), as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T.  The Audit Committee also received from the independent accountants the written disclosures and letters required by Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees) as adopted by the PCAOB in Rule 3600T and discussed the relationships between the independent accountants and the Fund and the impact that any such relationships might have on the objectivity and independence of the independent accountants.

As set forth above, and as more fully set forth in the Charter, the Audit Committee has significant duties and powers in its oversight role with respect to the Fund’s financial reporting procedures, internal control systems and the independent audit process.

The members of the Audit Committee are not, and do not represent themselves to be, professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management or internal control purposes. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or independent verification of the facts presented to it or representations made by management or the Fund’s independent accountants. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and/or financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not provide assurance that the audit of the Fund’s financial statements has been carried out in accordance with generally accepted accounting standards or that the financial statements are presented in accordance with generally accepted accounting principles.

Based on the findings of the Audit Committee, the Audit Committee has determined that it has two “audit committee financial experts,” as defined in the rules promulgated by the SEC, and as required by NYSE Amex Equities listing standards; namely, Jeremy W. Deems and Michael E. Holland.

Based on its consideration of the audited financial statements and the discussions referred to above with management and the Fund’s independent accountants, and subject to the limitations on the responsibilities and role of the Audit Committee set forth in the Charter and those discussed above, the Audit Committee recommended to the Board of Trustees that the Fund’s audited financial statements be included in the Fund’s Annual Report for the fiscal year ended October 31, 2009.

SUBMITTED BY THE AUDIT COMMITTEE OF THE FUND’S BOARD OF TRUSTEES

Jeremy W. Deems, Chairman

Mary K. Anstine

Michael F. Holland

Larry W. Papasan

December 8, 2009

The Audit Committee met two times during the fiscal year ended October 31, 2009. The Audit Committee is composed of four of the Fund’s Independent Trustees (as such term is defined by the NYSE Amex Equities listing standards (the “NYSE Amex Listing Standards”)); namely, Ms. Mary K. Anstine and Messrs. Jeremy W. Deems, Michael F. Holland and Larry W. Papasan.  None of the members of the Audit Committee are “interested persons” of the Fund.

NOMINATING COMMITTEE

The Board of Trustees has a Nominating Committee composed of three Independent Trustees as such term is defined by the NYSE Amex Listing Standards; namely, Ms. Mary K. Anstine and Messrs. Michael F. Holland and Larry W. Papasan. The Nominating Committee met once during the fiscal year ended October 31, 2009.  None of the members of the Nominating Committee are “interested persons” of the Fund. The Nominating Committee is responsible for identifying and recommending to the Board of Trustees individuals believed to be qualified to become Board members in the event that a position is vacated or created.  The Nominating Committee will consider Trustee candidates recommended by shareholders.  In considering candidates submitted by shareholders, the Nominating Committee will take into consideration the needs of the Board of Trustees, the qualifications of the candidate and the interests of shareholders.  The Nominating Committee has not determined any minimum qualifications necessary to serve as a Trustee of the Fund.

The shareholder recommendation described above must be sent to the Fund’s Secretary c/o ALPS Fund Services, Inc. The Fund’s Nominating Committee has not adopted a charter.  If a charter is adopted in the future, it will be available at the time on the Fund’s website (www.utilityincomefund.com).

COMPENSATION COMMITTEE

The Fund does not have a compensation committee.

Other Board Related Matters

The Fund does not require Trustees to attend the Annual Meeting of Shareholders.  No Trustees attended the Fund’s Annual Meeting of Shareholders in 2009.

The following table sets forth certain information regarding the compensation of the Fund’s Trustees for the fiscal year ended October 31, 2009.  Trustees and Officers of the Fund who are employed by ALPS or Reaves receive no compensation or expense reimbursement from the Fund.

Compensation Table For The Fiscal Period Ended October 31, 2009

Name of Person and Position	Aggregate Compensation Paid From the Fund*
Jeremy O. May, Chairman of the Board and Trustee	None
Mary K. Anstine, Trustee	$20,000
Jeremy W. Deems Trustee	$20,000
Michael F. Holland, Trustee	$20,000
Everett L. Morris, Trustee	None
Larry Papasan, Trustee	$18,500

* Represents the total compensation paid to such persons during the fiscal year ended October 31, 2009 by the Fund.  The Fund is not a member or affiliate of any Fund Complex.

The Fund pays each Trustee not affiliated with ALPS or W.H. Reaves & Co., Inc. (“Reaves” or “Adviser”) or their affiliates, a quarterly retainer of $3,500 per year plus $1,500 per meeting attended in person and by telephone, together with the Trustee’s actual out-of-pocket expenses relating to their attendance at such meetings.  The aggregate remuneration (not including out-of-pocket expenses) paid by the Fund to such Trustees during the fiscal year ended October 31, 2009 amounted to $78,500.  During the fiscal year ended October 31, 2009, the Trustees of the Fund met four times.  Each Trustee then serving in such capacity attended at least 75% of the meetings of Trustees and of any committee of which he or she is a member.

REQUIRED VOTE

The election of each of the listed nominees for Trustee of the Fund requires the affirmative vote of the holders of a plurality of the votes cast by the holders of Shares represented at the Meeting, if a quorum is present.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT THE COMMON AND PREFERRED SHAREHOLDERS VOTE “FOR” THE ELECTION OF EACH NOMINEE.

ADDITIONAL INFORMATION

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP (“Deloitte”), 555 17th Street, 36th Floor, Denver, Colorado 80202, has been selected to serve as the Fund’s independent registered public accounting firm for the Fund’s fiscal year ending October 31, 2010.  The Fund knows of no direct financial or material indirect financial interest of Deloitte in the Fund. A representative of Deloitte will not be present at the Meeting, but will be available by telephone and will have an opportunity to make a statement, if asked, and will be available to respond to appropriate questions.

Principal Accounting Fees and Services

Audit Fees:  The aggregate fees billed for each of the last two fiscal years for professional services rendered by Deloitte for the audit of the Fund’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for fiscal years 2009 and 2008 were $32,996 and $32,850, respectively.

Audit-Related Fees:  The aggregate fees billed in each of the last two fiscal years for assurance and related services by Deloitte that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported above under “Audit Fees” for fiscal years 2009 and 2008 were $0 and $0, respectively.

Tax Fees:  The aggregate fees billed in each of the last two fiscal years for professional services rendered by Deloitte for tax compliance, tax advice and tax planning for fiscal years 2009 and 2008 were $4,410 and $5,910, respectively.  These fees were for services for the review of federal and state income tax returns, December dividend distributions and compliance with Rule 89-91 of the Internal Revenue Code.

All Other Fees:  The aggregate fees billed in each of the last two fiscal years for products and services provided by Deloitte other than the services reported in above under “Audit Fees,” “Audit-Related Fees” and “Tax Fees” for fiscal years 2009 and 2008 were $9,500 and $9,500, respectively.  These fees were for agreed-upon procedures performed by Deloitte related to asset coverage requirements for the Preferred Shares by Fitch and Standard & Poors, as rating agencies for the Preferred Shares of the Fund.

The Fund’s Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided by the auditors to the Fund and all non-audit services to be provided by the auditors to the Fund’s investment adviser and service providers controlling, controlled by or under common control with the Fund’s  investment adviser (“affiliates”) that provide on-going services to the Fund (a “Covered Services Provider”), if the engagement relates directly to the operations and financial  reporting of the Fund. The Audit Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairman of the Audit Committee, and the Chairman must report to the Audit Committee, at its next regularly scheduled meeting after the Chairman’s pre-approval of such services, his decision(s).  The Audit Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the  Audit Committee’s pre-approval responsibilities to other persons (other than the Adviser or the Fund’s officers).  Pre-approval by the Audit Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the investment adviser and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the Fund to its independent accountants during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee or the Chairman prior to the completion of the audit.  All of the audit, audit-related, tax services and all other services described above for which Deloitte billed the Fund fees for the fiscal years ended October 31, 2009 and October 31, 2008 were pre-approved by the Audit Committee.

THE INVESTMENT ADVISER AND ADMINISTRATOR

W. H. Reaves and Co., Inc. is the Fund’s investment adviser, and its business address is 10 Exchange Place, Jersey City, New Jersey 07302.

ALPS Fund Services, Inc. is the Fund’s administrator, and its business address is 1290 Broadway, Suite 1100, Denver, Colorado 80203.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act, and the rules thereunder, require the Fund’s officers and Trustees, officers and Directors of the Adviser, affiliated persons of the Adviser, and persons who beneficially own more than 10% of a registered class of the Fund’s Shares, to file reports of ownership and changes in ownership with the SEC and the NYSE Amex Equities and to furnish the Fund with copies of all Section 16(a) forms they file.  Based solely on a review of the reports filed with the SEC and upon representations that no Forms 5 were required to be filed, the Fund believes that during fiscal year 2009, all Section 16(a) filing requirements applicable to Fund officers, Trustees and greater than 10% beneficial owners were complied with.

BROKER NON-VOTES AND ABSTENTIONS

The affirmative vote of a plurality of votes cast for each nominee by the holders entitled to vote for a particular nominee is necessary for the election of a nominee.

For the purpose of electing nominees, abstentions or broker non-votes will not be counted as votes cast and will have no effect on the result of the election.  Abstentions or broker non-votes, however, will be considered to be present at the Meeting for purposes of determining the existence of a quorum.

Shareholders of the Fund will be informed of the voting results of the Meeting in the Fund’s Semi-Annual Report dated April 30, 2010.

OTHER MATTERS TO COME BEFORE THE MEETING

The Trustees of the Fund do not intend to present any other business at the Meeting, nor are they aware that any shareholder intends to do so. If, however, any other matters, including adjournments, are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF TRUSTEES

Shareholders may mail written communications to the full Board, to committees of the Board or to specified individual Trustees in care of the Secretary of the Fund, 1290 Broadway, Suite 1100, Denver, Colorado 80203. All shareholder communications received by the Secretary will be forwarded promptly to the full Board, the relevant Board committee or the specified individual Trustees, as applicable, except that the Secretary may, in good faith, determine that a shareholder communication should not be so forwarded if it does not reasonably relate to the Fund or its operations, management, activities, policies, service providers, board, officers, shareholders or other matters relating to an investment in the Fund or is purely ministerial in nature.

SHAREHOLDER PROPOSALS

Any shareholder proposal to be considered for inclusion in the Fund’s proxy statement and form of proxy for the annual meeting of shareholders to be held in 2010 should have been received by the Secretary of a Fund no later than November, 6, 2010.  In addition, pursuant to the Fund’s By-Laws, a shareholder is required to give to the Fund notice of, and specified information with respect to, any proposals that such shareholder intends to present at the 2011 annual meeting no earlier than November 27, 2010 and no later than December 27, 2010.  Under the circumstances described in, and upon compliance with, Rule 14a-4(c) under the 1934 Act, a Fund may solicit proxies in connection with the 2011 annual meeting which confer discretionary authority to vote on any shareholder proposals of which the Secretary of a Fund does not receive notice in accordance with the aforementioned date.  Timely submission of a proposal does not guarantee that such proposal will be included.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

APPENDIX A

REAVES UTILITY INCOME FUND

AUDIT COMMITTEE CHARTER

February 20, 2004

ORGANIZATION

There shall be a committee of the Board of Trustees of the Reaves Utility Income Fund (the “Trust”) to be known as the Audit Committee. The Audit Committee shall be composed of at least three members, comprised solely of Trustees who are independent of the management of the Trust and are free of any relationship that would interfere with their exercise of independent judgment as a committee member.  Each member of the Audit Committee must be able to read and understand fundamental financial statements, including the Trust’s balance sheet, income statement, and cash flow statement or will become able to do so within a reasonable period of time after his or her appointment to the Audit Committee.  Additionally, at least one member of the Audit Committee must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer, or other senior officer with financial oversight responsibilities.  The Audit Committee shall meet on a regular basis and is empowered to hold special meetings as circumstances require. The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Trust.

INDEPENDENCE

A Trustee will be considered independent so long as:

•                  Neither the Trustee, his/her spouse, any of his/her minor children, children residing in the Trustee’s home or entity controlled by the Trustee, receives any compensation from the Trust other than in the Trustee’s capacity as a member of the Board of Trustees of the Trust or of any committee of the Board; and

•                  The Trustee is not an “interested person” as defined in Section 2(a)(19) of the Investment Company Act of 1940.

STATEMENT OF POLICY

The Audit Committee shall provide assistance to the Board of Trustees in fulfilling their responsibility relating to accounting, reporting practices of the Trust and the quality and integrity of the financial reports of the Trust. In so doing, it is the responsibility of the Audit Committee to maintain free and open means of communication between the Trustees, the independent auditors and the financial management of the Trust.

GOALS AND OBJECTIVES

The function of the Audit Committee is oversight; it is management’s responsibility to maintain appropriate systems for accounting and internal control, and the auditor’s responsibility to plan and carry out a proper audit.

The principal objectives of the Audit Committee are to

•                                          oversee the Trust’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers;

•                                          oversee the quality and objectivity of the Trust’s financial statements and the independent audit thereof; and

•                                          act as liaison between the Trust’s independent auditors and the full Board of Trustees.

RESPONSIBILITIES

In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the Trustees and shareholders that the accounting and reporting practices of the Trust are in accordance with all requirements and are of the highest quality.

In carrying out these responsibilities, the Audit Committee will:

•                                          Assist the Board of Trustees in fulfilling its oversight responsibilities for the quality and integrity of the accounting, auditing and reporting practices of the Trust.

•                                          Recommend the selection, retention or termination of the auditors and, in connection therewith, to evaluate, upon receipt of a formal written statement delineating all relationships between the auditors and the Trust’s adviser or other members of management, the independence of the auditors in accordance with the rules and regulations of the Securities and Exchange Commission (the “SEC”), including whether the auditors provide any consulting services to the manager, and to receive the auditors’ specific representations as to their independence.

•                                          Be directly responsible for the compensation and oversight of the work of the Trust’s auditors, including resolution of disagreements between Trust management and the auditors regarding financial reporting.

•                                          Pre-approve, or establish pre-approval policies and procedures concerning, the following:

(1)                                  all audit and permitted non-audit services to be provided to the Trust; and

(2)                                  all permitted non-audit services to be provided by the Trust’s auditors to its investment adviser and to entities controlling, controlled by or under common control with the adviser that provide ongoing services o the Trust, if the services related directly to the operations and financial reporting of the Trust, except that de minims non-audit services, may, to the extent permitted by applicable law, be approved prior to completion of the audit.

•                                          Meet with the Trust’s independent auditors, including private meetings, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to discuss any matters of concern relating to the Trust’s financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) to consider the auditors’ comments with respect to the Trust’s financial policies, procedures and internal accounting controls and management’s responses thereto.

•                                          Ensure that the Board is fully informed about any findings or recommendations of the auditors.

•                                          Receive reports by the auditors required to be provided by the rules and regulations of the SEC.

•                                          Receive the reports of management required by SEC Rule 30b-2(b) and applicable law.

•                                          Consider the effect upon the Trust of any changes in accounting principles or practices proposed by management or the auditors.

•                                          Review the fees charged by the auditors for audit and non-audit services.

•                                          Establish procedures for the receipt and handling of complaints regarding accounting, internal control or auditing matters, which procedures shall provide for the confidential, anonymous submission by employees of the Trust of concerns regarding questionable accounting or auditing matters.

•                                          Investigate improprieties or suspected improprieties in fund operations.

•                                          Report its activities to the full Board of Trustees on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate.

•                                          Review this Charter at least annually and recommend any changes to the full Board of Trustees.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature (Joint Owners) Signature [PLEASE SIGN WITHIN BOX] Date Date PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735 xxxxxx1 REAVES UTILITY INCOME FUND Please sign this proxy exactly as your name(s) appear(s) in the records of the Fund. If joint owners, either may sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title. To Elect (2) Trustees of the Fund: Common and Preferred Shares (01) Jeremy O. May x 0 0 0 0 For Nominee Preferred Shares Only (02) Jeremy W. Deems NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Withhold Authority Please be sure to sign and date this proxy. To vote by Internet 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com 3) Follow the instructions provided on the website. To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions. To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate boxes on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided.

REAVES UTILITY INCOME FUND THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES The undersigned hereby appoints Jeremy O. May and Lauren E. Johnson, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of Reaves Utility Income Fund (the “Fund”) which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at the offices of the Fund, 1290 Broadway, Suite 1100, Denver, Colorado 80203 on Monday, April 26, 2010 at 10:00 a.m., Mountain time, and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given. This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposal No. 1 in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of Proposal No. 1. PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Proxy Statement is available at www.proxyvote.com.